SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2006

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

on behalf of the RAMP Series 2006-RZ4 Trust

(Exact name of registrant as specified in its charter)

Delaware	333-131211-10	51-0362653
(State or other jurisdiction of incorporation)	(Commission) file number)	(I.R.S. employer identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN		55437
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.	Other Events.

The original Form 8-K, filed on October 10, 2006, is hereby amended by this Form 8-K/A to replace the Assignment and Assumption Agreement dated as of September 25, 2006, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc., previously filed with respect to Mortgage Asset-Back Pass-Through Certificates, Series 2006-RZ4.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

(d)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

	10.2	Assignment and Assumption Agreement, dated as of September 25, 2006, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By: /s/Joseph Orning
Name: Joseph Orning
Title: Vice President

Dated: October 11, 2006

Exhibit Index

Exhibit No.	Description

10.2	Assignment and Assumption Agreement, dated as of September 25, 2006, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.